PAYMENT GUARANTY

made by

ENVY RECREATIONAL LLC,

as guarantor,

in favor of

LOANCORE CAPITAL CREDIT REIT LLC

Dated as of September 23, 2026

PAYMENT GUARANTY

This PAYMENT GUARANTY (this “Guaranty”), dated as of September 23, 2026, made by ENVY RECREATIONAL LLC, a Delaware limited liability company, having an address at 4300 N. University Drive, Suite D105, Lauderhill, FL 33351 (“Guarantor”), in favor of LOANCORE CAPITAL CREDIT REIT LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter referred to as “Lender”), having an address c/o LoanCore Capital, 55 Railroad Avenue, Suite 100, Greenwich, Connecticut 06830.

R E C I T A L S:

A.                 Pursuant to that certain Loan Agreement dated as of the date hereof (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Loan Agreement”) between Guarantor, Envy Development DE, LLC, a Delaware limited liability company (“Development”; Development and Guarantor are referred to herein together as (“Borrower”) and Lender, Lender has agreed to make a loan (the “Loan”) to Borrower in the original principal amount of Forty-Seven Million Seven Hundred Thousand and No/100 Dollars ($47,700,000.00), subject to the terms and conditions of the Loan Agreement;

B.                 The Loan is evidenced by that certain Amended and Restated Promissory Note, dated the date hereof, made by Development and payable to the order of Lender in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Note”); and

C.                 It is the intention of Guarantor, and a condition to Lender’s willingness to make the Loan, that Guarantor guarantees the payment of all of the indebtedness and obligations evidenced by and created pursuant to the Loan Agreement, the Note and the other Loan Documents (as defined in the Loan Agreement) as hereinafter provided;

NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Lender to make the Loan pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees, covenants, represents and warrants to Lender as follows:

1.                  Definitions.

(a)               All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement.

(b)               The term “Guaranteed Obligations” means (i) the due and punctual payment in full (and not merely the collectability) of the principal, interest and premiums, if any, on and under the Note, and of the indebtedness evidenced thereby, whether on any Payment Date or at the Maturity Date or accelerated maturity or otherwise, all according to the terms of the Note and the Loan Agreement; (ii) the due and punctual payment in full (and not merely the collectability) of all other sums and charges which may at any time be due and payable under and in accordance with the Note, the Loan Agreement or any other Loan Document; and (iii) the due

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and punctual performance of all of the other terms, covenants and conditions contained in the Note, the Loan Agreement and the other Loan Documents on the part of Borrower to be performed.

2.                  Guaranty.

(a)               Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full, prompt and complete payment when due of the Guaranteed Obligations.

(b)               All sums payable to Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.

(c)               Guarantor agrees that no portion of any sums applied (other than sums received from Guarantor in full or partial satisfaction of its obligations hereunder), from time to time, in reduction of the Debt shall be deemed to have been applied in reduction of the Guaranteed Obligations until such time as the Debt has been paid in full, or Guarantor shall have made the full payment required hereunder, it being the intention hereof that the Guaranteed Obligations shall be the last portion of the Debt to be deemed satisfied.

3.                  Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

(a)               Organization, Authority and Execution. Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority enter into and perform this Guaranty. This Guaranty has been duly executed and delivered by Guarantor.

(b)               Enforceability. This Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(c)               No Violation. The execution, delivery and performance by Guarantor of its obligations under this Guaranty has been duly authorized by all necessary action, and do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to Guarantor, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Guarantor pursuant to the terms of Guarantor’s organization documents, or any mortgage, indenture, agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound.

(d)               No Litigation. There are no actions, suits or proceedings at law or at equity, pending or, to Guarantor’s best knowledge, threatened against or affecting Guarantor or which involve or might involve the validity or enforceability of this Guaranty or which might materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty. Guarantor is not in default beyond any

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applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty.

(e)               Consents. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the “Consents”) that are required in connection with the valid execution, delivery and performance by Guarantor of this Guaranty have been obtained and Guarantor agrees that all Consents required in connection with the carrying out or performance of any of Guarantor’s obligations under this Guaranty will be obtained when required.

4.                  Intentionally Omitted.

5.                  Unconditional Character of Obligations of Guarantor.

(a)               The obligations of Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower, Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower under the other Loan Documents or Guarantor under this Guaranty, or any setoff or counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety. Lender may enforce the obligations of Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against any other Borrower or any other Person at any time, either before or after an action against the Property or any part thereof, the Collateral or any party thereof, any other Borrower or any other Person. This Guaranty is a guaranty of payment and performance and not merely a guaranty of collection. Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against Guarantor, any other Borrower or any other Person, any right to require a proceeding first against any other Borrower or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guaranteed Obligations or any other obligations of Borrower or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the contrary in this Guaranty).

(b)               The obligations of Guarantor under this Guaranty, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

(i)                 any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting any other Borrower, the Property or any part thereof, the Collateral or any part thereof, Guarantor or any other Person;

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(ii)               any failure by Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;

(iii)            the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Property or any interest therein;

(iv)             the conveyance to Lender, any Affiliate of Lender or Lender’s nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;

(v)               the sale, transfer or conveyance of the Collateral or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Collateral or any interest therein and whether or not pursuant to any foreclosure, UCC sale or similar proceeding against any other Borrower, Sole Member or the Collateral or any interest therein;

(vi)             the release of any other Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise; or

(vii)           the release in whole or in part of any collateral for any or all Guaranteed Obligations or for the Loan or any portion thereof.

(c)               Except as otherwise specifically provided in this Guaranty, Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

(d)               Lender may deal with Borrower and Affiliates of Borrower in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder.

(e)               No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantor hereunder, and Guarantor agrees that if any Loan Document is modified with Lender’s consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

(f)                Lender may proceed to protect and enforce any or all of its rights, powers, and remedies under this Guaranty by suit in equity or action at law (including foreclosure of all or any portion of the collateral for the Loan), whether for the specific performance of any

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covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law (in any order), and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor. Each and every remedy of Lender shall, to the extent permitted by law, be non-exclusive and cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

(g)               No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect or at any other time.

(h)               At the option of Lender, Guarantor may be joined in any action or proceeding commenced by Lender against any other Borrower in connection with or based upon any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor to the extent of Guarantor’s liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against such other Borrower or any other Person, or any security for the obligations of such other Borrower or any other Person.

(i)                 Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by any other Borrower or Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting such other Borrower or Guarantor, all as though such payment had not been made.

(j)                 In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever any other Borrower or any subsequent owner of the Property, the Collateral or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including Principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until all Principal, interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all Principal, interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when any such sums due and owing to Lender shall not have been fully paid, such amount shall be paid by Guarantor to Lender for credit and application against such sums due and owing to Lender.

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(k)               Guarantor’s obligations hereunder shall survive a foreclosure, deed-in-lieu of foreclosure, UCC sale or similar proceeding involving the Property or the Collateral and the exercise by Lender of any or all of its remedies pursuant to the Loan Documents.

6.                  Entire Agreement/Amendments. This instrument represents the entire agreement between the parties with respect to the subject matter hereof. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Guarantor.

7.                  Successors and Assigns. This Guaranty shall be binding upon Guarantor, and Guarantor’s estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by Guarantor and shall inure to the benefit of Lender and its successors and assigns.

8.                  Governing Law.

(a)               THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT TO THE LOAN AGREEMENT WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND THE NOTE, AND THIS GUARANTY AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)               ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT COZEN O’CONNOR, ATTENTION: WILLIAM F. DAVIS, ESQ., HAVING AN ADDRESS AT 3 WTC, 175 GREENWICH STREET, 55TH FLOOR, NEW YORK, NEW YORK 10007, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS

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AND WRITTEN NOTICE OF SAID SERVICE OF GUARANTOR MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR (UNLESS LOCAL LAW REQUIRES ANOTHER METHOD OF SERVICE), IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. GUARANTOR (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION OR PROCEEDING FOR THE ENFORCEMENT OR FORECLOSURE OF ANY LIEN ON ANY COLLATERAL FOR THE LOAN IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION(S) THAT LENDER MAY ELECT IN ITS SOLE AND ABSOLUTE DISCRETION, AND GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

9.                  Section Headings. The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

10.              Severability. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

11.              WAIVER OF TRIAL BY JURY. GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.

12.              Notices. All notices, consents, approvals and requests required or permitted hereunder (a “Notice”) shall be given in writing (even if not specified herein) and shall only be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, or e-mailed (with confirmation of delivery thereof) to the e-mail addresses for Lender to the extent set forth in this Section 12 with a subject line identifying the purpose of such Notice and the name of the Property and Borrower; in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party):

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If to Lender, to:

LoanCore Capital Credit REIT LLC

c/o LoanCore Capital

55 Railroad Avenue, Suite 100

Greenwich, Connecticut 06830

Attention: Kimberly Lutterman

E-mail: xxxxx@loancore.com

with a copy to:

LoanCore Capital Credit REIT LLC

c/o LoanCore Capital

55 Railroad Avenue, Suite 100

Greenwich, Connecticut 06830

Attention: Notices

E-mail: xxxxx@loancore.com

with a copy to:

Firsel Ross Gussis & Alexander

10 Parkway North Boulevard, Suite 110

Deerfield, Illinois 60015

Attention: Samuel P. Gussis, Esq.

E-mail: xxxxx@firselross.com

If to Guarantor, to:

Envy Recreational LLC

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attention: Katy Murless, Chief Financial Officer

Email: xxxxx@stewards.com

with a copy to:

Cozen O’Connor One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, Pennsylvania 19103

Attention: Howard Grossman, Esq.

E-mail: xxxxx@cozen.com

and

Scott Doney, Esq.

3651 Lindell Rd Suite D121

Las Vegas, Nevada 89103

Email: xxxxx@doneylawfirm.com

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A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of overnight delivery, upon the first attempted delivery on a Business Day; (d) in the case of facsimile, upon the confirmation of delivery of such facsimile transmission; or (e) in the case of e-mail, upon the confirmation of delivery such e-mail.

13.              Guarantor’s Receipt of Loan Documents. Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.

14.              Interest; Expenses.

(a)               If Guarantor fails to pay all or any sums due hereunder within ten

(10) Business Days of demand by Lender, the amount of such sums payable by Guarantor to Lender shall bear interest from the 11th Business Day after demand until paid at the Default Rate in effect from time to time.

(b)               Guarantor hereby agrees to pay all costs, charges and expenses, including reasonable attorneys’ fees and disbursements, that may be incurred by Lender in enforcing the covenants, agreements, obligations and liabilities of Guarantor under this Guaranty.

15.              Gender; Number; General Definitions. All references to sections and schedules are to sections and schedules in or to this Guaranty unless otherwise specified. All uses of the word “including” or “include” or similar words shall mean “including, without limitation” unless the context shall indicate otherwise. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. The phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Lender in protecting its interest in the Property and/or in enforcing its rights hereunder.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

ENVY RECREATIONAL LLC,

a Delaware limited liability company

By: /s/ Shaun Quin

Name: Shaun Quin

Title: Authorized Signatory

[Payment Guaranty (Envy Recreational LLC) - Signature Page]

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